Exhibit 10.6

SECURITIES ACCOUNT CONTROL AGREEMENT

among

NISSAN AUTO RECEIVABLES 2026-A OWNER TRUST,

as Issuer,

NISSAN MOTOR ACCEPTANCE COMPANY LLC,

as Servicer,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

in its capacity as Indenture Trustee, as Secured Party

and

U.S. BANK NATIONAL ASSOCIATION,

as Securities Intermediary

Dated as of May 27, 2026

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Securities Account Control Agreement

SECURITIES ACCOUNT CONTROL AGREEMENT (as amended, restated, supplemented or otherwise modified and in effect from time to time, this “Agreement”), dated as of May 27, 2026, among NISSAN AUTO RECEIVABLES 2026-A OWNER TRUST, as Issuer (the “Issuer”), NISSAN MOTOR ACCEPTANCE COMPANY LLC, as Servicer (the “Servicer”), U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary (the “Securities Intermediary”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, in its capacity as Indenture Trustee (the “Secured Party”).

PREAMBLE

Pursuant to the Indenture, dated as of the date hereof, by and between the Issuer and Secured Party, as indenture trustee (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”), the Issuer has granted to the Secured Party, for the benefit of the Noteholders, a first priority security interest in the Securities Accounts (as defined below) and all funds, Account Property (as defined in the Sale and Servicing Agreement) or other property on deposit from time to time in or credited to the Securities Accounts, including all investments and proceeds thereof and all income thereon (collectively, the “Account Property”). The Securities Accounts currently existing under the Indenture are the Reserve Account and the Collection Account (collectively, the “Securities Accounts”) maintained and held at the Securities Intermediary by the Issuer in the name of the Secured Party, subject to the first priority security interest of the Secured Party for the benefit of the Noteholders in the Securities Accounts granted by the Issuer to the Secured Party to secure payment of the Notes.

The parties hereto are entering into this Agreement to perfect the Secured Party’s security interest in the Securities Accounts by “control,” within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”).

ARTICLE I

DEFINITIONS

Section 1.1 Defined Terms. Except as otherwise specified herein or if the context may otherwise require, capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in Appendix A to the Sale and Servicing Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Sale and Servicing Agreement”), by and among Nissan Auto Receivables Company II LLC, as seller, the Servicer, the Issuer and the Indenture Trustee.

Section 1.2 Other Interpretive Provisions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein,” “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iii) references to an Article or Section such as “Article One” or “Section 1.01” shall refer to the applicable Article or Section of this Agreement, (iv) the term “include” and all variations thereof shall mean “include without limitation,” (v) the term “or” shall include “and/or,” (vi) the term “proceeds” shall have the meaning ascribed to such term in the UCC, (vii) references to Persons include their permitted successors and assigns, (viii) references to agreements and other contractual instruments include

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all subsequent amendments, amendments and restatements and supplements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement, (ix) references to laws include their amendments and supplements, the rules and regulations thereunder and any successors thereto, (x) references to this Agreement include all Exhibits hereto, (xi) in the computation of a period of time from a specified date to a later specified date, the word “from” shall mean “from and including” and the words “to” and “until” shall mean “to but excluding” and (xii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form.

ARTICLE II

ACCOUNTS

Section 2.1 Securities Accounts.

(a) The Securities Intermediary represents and warrants to each of the Secured Party the Servicer and the Issuer that the Securities Intermediary does not know of any claim to or interest in the Securities Accounts, except the first priority security interest of the Secured Party in the Securities Accounts for the benefit of the Noteholders and the other claims and interests of the parties referred to in this Agreement. The Securities Intermediary does not have and shall not have in the future, any security interest, lien or right of setoff on or against the Securities Accounts.

(b) The Securities Intermediary, the Issuer, the Servicer and the Secured Party agree that the Securities Intermediary is the securities intermediary and the Secured Party is the entitlement holder as to each Securities Account subject to the first priority security interest of the Secured Party.

(c) The Securities Intermediary, the Issuer, the Servicer and the Secured Party agree that all property (whether investment property, financial asset, security, instrument or cash) credited to the Securities Accounts shall be treated as “financial assets” under Article 8 of the UCC.

(d) The Securities Intermediary shall not accept any “entitlement order,” within the meaning of Section 8-102(a)(8) of the UCC, or other instruction regarding the Securities Accounts except from the Secured Party.

(e) The Securities Intermediary, the Issuer, the Servicer and the Secured Party agree that, with respect to the Securities Accounts, the jurisdiction of the Securities Intermediary for purposes of Articles 8 and 9 of the UCC shall be the State of New York.

(f) The Securities Intermediary shall at all times be a “participant” (as such term is defined in the Federal Book-Entry Regulations) in the Federal Reserve System.

(g) The Securities Intermediary hereby agrees to maintain the Securities Accounts in accordance with and subject to the express terms of the Sale and Servicing Agreement and the Indenture.

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(h) The Securities Intermediary agrees that all Eligible Investments, securities and other property underlying any financial asset from time to time credited to the Securities Accounts shall be registered in the name of the Securities Intermediary or indorsed to Securities Intermediary or in blank, and in no case shall any financial asset credited to the Securities Accounts be registered in the name of Issuer, payable to the order of Issuer or specially indorsed to Issuer, except to the extent that the foregoing have been specially indorsed to the Securities Intermediary or in blank.

ARTICLE III

RIGHTS OF THE SECURED PARTY

Section 3.1 Control of Securities Accounts by Secured Party. The Securities Intermediary, the Issuer, the Servicer and the Secured Party agree that the Securities Intermediary shall comply with each entitlement order originated by the Secured Party without further consent of the Issuer, the Servicer or any other person or entity.

Section 3.2 No Control by Issuer or Third Parties Concerning Securities Accounts. The Securities Intermediary shall not comply with any instructions of the Issuer, the Servicer or any other person or entity (other than the Secured Party) concerning the Securities Accounts (including any order that is originated by the Issuer or the Servicer and that would require the Securities Intermediary to make a free delivery of Securities Accounts to the Issuer or any other person). Additionally, the Securities Intermediary shall not agree with any third party (other than the Secured Party) that the Securities Intermediary will comply with orders originated by such third party concerning the Securities Accounts.

Section 3.3 Perfection of Security Interests in Securities Accounts. It is intended that the first priority security interest of the Secured Party in the Securities Accounts be perfected by control of the Securities Accounts under Sections 8-106(d), 9-106(a) and 9-314(a) of the UCC. In addition, it is intended for purposes of Articles 8 and 9 of the UCC that (i) the Secured Party be deemed to be the related “entitlement holder”, (ii) the Securities Intermediary be deemed to be the related “securities intermediary”, (iii) all such property held by the Securities Intermediary in the Securities Accounts and all rights of the Secured Party or the Issuer against the Securities Intermediary arising out of such property, including any free credit balances, be deemed to be “financial assets”, and (iv) the Secured Party be deemed to have “control” of such Securities Accounts under Section 8-106(d) of the UCC with respect to the first priority security interest therein granted to the Secured Party pursuant to the Indenture.

Section 3.4 Notices of Adverse Claims. The Securities Intermediary shall promptly notify the Secured Party, the Issuer and the Servicer if any other person claims that it has a property interest in the Securities Accounts or that it is a violation of such person’s rights for anyone else to hold, transfer or deal with the Securities Accounts.

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ARTICLE IV

RIGHTS AND RESPONSIBILITIES OF SECURITIES INTERMEDIARY

Section 4.1 Limited Obligations. This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement. The Securities Intermediary may conclusively rely and shall be fully protected in acting or refraining from acting upon notices and communications it believes to be genuine and given by the appropriate party. Except for permitting a withdrawal, delivery or payment in violation of Articles II and III, the Securities Intermediary shall not be liable to the Secured Party, the Issuer or the Servicer for any error of judgment made in good faith and in accordance with this Agreement, nor shall it otherwise be liable under this Agreement except as a result of its own willful misconduct, bad faith or negligence.

ARTICLE V

MISCELLANEOUS

Section 5.1 Amendments. This Agreement may be amended, supplemented or otherwise modified from time to time, and the observance of any term of this Agreement may be waived, by the parties hereto. Any such modification or waiver of this Agreement shall be in writing and shall be signed by all the parties hereto.

Section 5.2 Termination; Survival. This Agreement shall terminate upon satisfaction and discharge of the Indenture. However, Article IV shall survive termination of this Agreement.

Section 5.3 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. The Issuer, the Servicer and the Securities Intermediary agree that, to the extent any agreement covering the Securities Accounts is not currently governed by the law of the State of New York, such agreement is hereby amended so that the law of the State of New York governs the Securities Accounts, including, without limitation, all issues specified in Article 2(1) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities held with a Securities Intermediary (the “Hague Securities Convention”). The Issuer, the Servicer and the Securities Intermediary agree that no such governing law provision may be amended or modified without the written consent of the Secured Party. To the extent that the Securities Accounts, or any agreements between the Securities Intermediary, the Secured Party, the Issuer and the Servicer with respect to the Securities Accounts, are at any time governed by laws other than the laws of the State of New York, the parties hereto do not consent to the new governing law for the purposes of Article 7 of the Hague Securities Convention.

Section 5.4 Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

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(b) consents that any such action or Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address as set forth in Section 5.7;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) to the extent permitted by applicable law, waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Basic Document, or any matter arising hereunder or thereunder.

Section 5.5 Binding Agreement; Successors and Assigns. All covenants and agreements in this Agreement by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Secured Party, the Securities Intermediary or the Servicer in this Agreement shall bind their respective successors, co-trustees and agents.

Section 5.6 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.7 Notices. All demands, notices, communications and instructions upon or to the Issuer, the Secured Party or the Securities Intermediary under this Agreement shall be in writing, personally delivered, mailed by certified mail, return receipt requested, or delivered by facsimile or electronically by email (if an email address is provided), and shall be deemed to have been duly given upon receipt, in each case as specified on Schedule I to the Sale and Servicing Agreement or at such other address as shall be designated by written notice to the other parties. All notices, requests, reports, consents or other communications required to be delivered to the Rating Agencies by the Administrator hereunder shall be delivered by the Administrator to each Rating Agency then rating the Notes; provided, however, that all notices, requests, reports, consents or other communications required to be delivered to the Rating Agencies hereunder or under any other Basic Document shall be deemed to be delivered if a copy of such notice, request, report, consent or other communication has been posted on any website maintained by or on behalf of NMAC pursuant to a commitment to any Rating Agency relating to the Notes in accordance with 17 C.F.R. 240 17g-5(a)(3).

Section 5.8 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

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Section 5.9 Counterparts and Electronic Signature. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which counterparts shall together constitute but one and the same instrument. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be digitally or electronically signed, and that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by a digital signature provider) appearing on this Agreement or such other documents shall have the same effect as manual signatures for the purpose of validity, enforceability and admissibility. Other than with respect to instances in which manual signatures are expressly required by this paragraph, each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any digital or electronic signature appearing on this Agreement or any other documents to be delivered in connection herewith and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

Section 5.10 Concerning the Secured Party. To the extent that the rights, protections and immunities of the Secured Party are not explicitly stated herein, the Secured Party shall enjoy the same rights, protections and immunities afforded to it in the Indenture.

Section 5.11 Indemnification. The indemnification furnished to the Secured Party under Section 6.07 of the Indenture shall extend to and cover the exercise of its respective rights and the performance of its respective obligations under this Agreement. To the extent U.S. Bank National Association is acting as Securities Intermediary, such indemnification furnished to the Secured Party under Section 6.07 of the Indenture shall also extend to and cover the exercise of the Securities Intermediary’s rights and the performance of its obligations under this Agreement. This Section 5.11 shall survive the resignation or removal of the parties and the termination of this Agreement.

Section 5.12 No Proceedings. Each of the Securities Intermediary and the Secured Party hereby agree that, from and after the Closing Date and until the date one (1) year plus one (1) day following the date on which all amounts due with respect to the Notes have been paid in full in cash, it will not directly, or indirectly, institute or cause to be instituted against the Issuer any proceedings of the type referred to in the definition of “Insolvency Event”; provided, that the foregoing shall not in any way limit the Securities Intermediary’s or the Secured Party’s right to pursue any claims against the Issuer in any proceeding voluntarily commenced by the Issuer or in any proceeding commenced by a Person other than the Secured Party or other creditor rights or remedies that the Securities Intermediary or the Secured Party may have for claims against the Issuer under applicable law.

Section 5.13 Limited Recourse. Notwithstanding any other provision of this Agreement, the Notes or the Indenture, the obligations of the Issuer hereunder and thereunder are limited-recourse obligations of the Issuer. Such obligations are non-recourse to the Issuer, its assets and its property other than the Collateral, and are payable solely from the Collateral, subject to any prior security interests therein, and following realization of the Collateral, any claims of any party hereto under this Agreement, the Notes or the Indenture (other than the Issuer) shall be extinguished and shall not thereafter be reinstated. No recourse shall be had against any principal, director, officer, employee, beneficiary, shareholder, partner, member, trustee, agent or affiliate of the Issuer or any person owning, directly or indirectly, any legal or beneficial interest in the Issuer,

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or any successors or assigns of any of the foregoing (the “Exculpated Parties”) for the payment of any amounts payable hereunder or thereunder. No party hereto (other than the Issuer) shall enforce the liability and obligation of the Issuer to perform and observe the obligations contained in this Agreement, the Notes and the other Basic Documents to which the Issuer is a party by any action or proceeding wherein a money judgment establishing any personal liability shall be sought against the Issuer, subject to the following sentence, or the Exculpated Parties. It is understood that the foregoing provisions of this Section 5.13 shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral, (ii) constitute a waiver, release or discharge of any indebtedness or obligation of the Issuer under the Notes, or secured by the Indenture, until the Collateral has been realized, whereupon any such outstanding indebtedness or obligation shall be extinguished, (iii) limit the right of any Person to name the Issuer as a party defendant in any action or suit or in the exercise of any other remedy under this Agreement and the other Basic Documents, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against the Issuer, (iv) impair the right of any party hereto (other than the Issuer) to obtain the appointment of a receiver or (v) constitute a waiver of any right which any party hereto (other than the Issuer) may have under any applicable insolvency laws to file a claim for the full amount of the indebtedness or obligations secured by the Indenture or to require that the Collateral shall continue to secure all of the indebtedness or obligations owing to the Noteholders in accordance with the Notes and the Basic Documents to which the Issuer is a party.

Section 5.14 Limitations on Liability of Securities Intermediary.

(a) This Agreement shall not subject the Securities Intermediary to any duty, obligation or liability except as is expressly set forth herein. In particular (without implied limitation), the Securities Intermediary need not investigate whether the Secured Party is entitled under the Basic Documents, or otherwise, to give any entitlement order or any other directions, instructions or other orders in any instance.

(b) The Securities Intermediary shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Securities Intermediary in good faith believes to be genuine.

(c) The Securities Intermediary may consult with and obtain advice from counsel, accountants or other experts of its own choice in the event of any dispute or question as to the construction of any provision hereof or otherwise in connection with its duties hereunder, and any action taken or omitted by the Securities Intermediary in reasonable reliance upon such advice shall be full justification and protection to it. The Securities Intermediary shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its willful misconduct, bad faith or negligence.

(d) The Securities Intermediary shall have no duties hereunder except those which are expressly set forth herein and in any modification or amendment hereof. For the avoidance of doubt, nothing herein shall impose or imply on the part of the Securities Intermediary any duties of a fiduciary nature.

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(e) The Securities Intermediary may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not the Securities Intermediary hereunder.

(f) The Securities Intermediary shall not be obligated to take any action which in its reasonable judgment would cause it to incur any expense or liability not otherwise contemplated hereunder unless it has been furnished with an indemnity with respect thereto which is reasonably satisfactory to the Securities Intermediary.

(g) The Securities Intermediary may rely upon the contents of any notice, consent, instruction or other communication or document from the Indenture Trustee, for the benefit of the Secured Party, the Issuer or the Servicer that the Securities Intermediary believes in good faith to be genuine and from the proper Person, without any further duty of inquiry or independent investigation on its part.

(h) The Securities Intermediary shall not be deemed to have notice or knowledge of any Event of Default or any other default under any other Basic Document unless an Authorized Officer of the Securities Intermediary has actual knowledge or Securities Intermediary shall have received written notice thereof. In the absence of such actual knowledge or receipt of such notice, the Securities Intermediary may conclusively assume that none of such events have occurred and the Securities Intermediary shall not have any obligation or duty to determine whether any Event of Default or any other default under any other Basic Document has occurred or is continuing.

(i) No provision of this Agreement or any other Basic Document shall be construed to require the Securities Intermediary to perform, supervise, monitor or accept any responsibility for the performance of, the obligations of the Issuer hereunder or under any other Basic Document or any Person other than itself under any Basic Document.

(j) The Securities Intermediary shall not be liable for any delays in performance for causes beyond its reasonable control, including acts of declared or undeclared war (including acts of terrorism), public disorder, rebellion, sabotage, fire, flood, epidemic, pandemic, landslide, lightning, fire, hurricane, earthquake, flood, strike, restriction by civil or military authority in their sovereign or contractual capacities, transportation failure, loss or malfunctions of communications or computer (software and hardware) services, power line or other utility failures or interruptions, or inability to obtain labor.

(k) In no event shall the Securities Intermediary be liable for any special, indirect, punitive or consequential damages (including lost profits).

Section 5.15 Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust, National Association (“WTNA”), not individually or personally, but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and

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intended not as a personal representation, undertaking or agreement by WTNA, but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WTNA, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WTNA has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer or any other Person in this Agreement and (d) under no circumstances shall WTNA be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

NISSAN AUTO RECEIVABLES 2026-A OWNER TRUST, as Issuer

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

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NISSAN MOTOR ACCEPTANCE COMPANY LLC, as Servicer

By:
Name:
Title:

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U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee, as Secured Party

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary

By:
Name:
Title:

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